UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-KA

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2007

MODERN CITY ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Azul Studios International Inc.
(Former Name of Registrant)

Washington
(State or Other Jurisdiction of Incorporation)

000-50468	98-0206033
(Commission File Number)	(IRS Employer Identification No.)

8551 Sunrise Blvd, suite 210 Ft. Lauderdale, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

(305) 970-4898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)           Dismissal of Previously engaged public accounting firm

Effective June 1,  2007  the  Company  engaged the services of Kramer Weisman and Associates, LLP (“KWA”)  as its new certifying accountant.    Amisano Hanson  (“AH”), our former auditor, was dismissed by the Company pursuant to a meeting of the Company’s Board of Directors on  June  1, 2007.   Notice to AH was given pursuant to a letter dated  June 1, 2007.   The Company’s audit committee had made the recommendation to the Board of Directors to terminate AH also on June 1, 2007.  During the two most recent fiscal years ended March 31, 2006 and March 31, 2005, Amisano Hanson issued audit reports on the financial statements of the Company.  The opinions expressed in those reports did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope, or accounting principles.  However, our former auditor did express an uncertainty in their opinions, raising doubt as to the Company’s ability to continue as a going concern.

Kramer Weisman and Associates had been engaged by the Company Modern City LLC, a subsidiary acquired by Modern City Inc. to perform an audit of that entity from inception to December 31, 2006 and for the three months ended March 31, 2007. The parent Company Modern City Entertainment Inc., (formerly Azul Studios International Inc.) has not used the services of the new auditors prior to their appointment.  The Company has not consulted with Kramer Weisman and Associates regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was subject of a disagreement.

During their tenure as auditors, there have been no disagreements with the former accountants on any matter of   accounting principles  or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s),  if not resolved to the satisfaction of  the former accountant  would have caused it  to make reference to the subject matter through the date at which the accountants were dismissed.

A copy of  both AH’s  and KWA’s letter to the Securities and Exchange Commission,   regarding their  agreement with the foregoing statements are attached to this report as Exhibits 16.1 and 16.2

The Company provided both AH and KWA  with a copy of the foregoing disclosure.  Attached as Exhibit 16.1 and 16.2 are copies of their letter stating its agreement with such statements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1                      Letter from Amisano Hanson Chartered Accountants
16.2                      Letter from Kramer Weisman and Associates, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22,  2007

Modern City Entertainment, Inc.
By:	/s/William Erfurth
William Erfurth
CEO and Director